UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09821

Allied Asset Advisors Funds
(Exact name of Registrant as specified in charter)

721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Name and address of agent for service)

(877)-417-6161
Registrant's telephone number, including area code

Date of fiscal year end:  May 31, 2013

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Annual Report

May 31, 2013

Iman Fund

IMAN FUND

July 23, 2013

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace),

We are pleased to report that Iman Fund gained 19.64% in the fiscal year ending May 31, 2013. The past fiscal year witnessed another year of excellent stock gains. Improvement in the U.S. economy, though slow, resulted in solid corporate earnings. The pre-election worries and the U.S. Congress gridlock over the budget proved to be temporary distractions. The U.S. equity market was further helped by additional monetary stimuli from the U.S. Federal Reserve.  Optimism over the housing market and the job picture was also an important factor. All these factors worked in tandem to push the market up. Several major equity benchmarks reached record levels in the past year. The gains were global, but the U.S. outperformed. The Dow Jones Islamic Market USA Index was up 20.83%, while the Dow Jones Islamic Market World - Ex US gained 16.65%.

The Russell 3000 Growth Index advanced by 23.17% but the growth-oriented NASDAQ Composite Index rose 24.21%. The NASDAQ Composite Index outperformed the Russell 3000 Growth Index despite the weak performance of information technology and consumer electronics giant Apple, a large component of the NASDAQ Composite Index.  Iman Fund had a sizable position in Apple and in the information technology sector generally. This and its holdings in foreign stocks detracted from its performance. However, the Fund’s performance was enhanced by its health care and consumer discretionary stocks and its position in Google.

We are optimistic about the stock market for the coming year. Nobody can consistently predict the future performance of the stock market. However, we believe that the current fiscal year will be a year that rewards growth stocks of unleveraged companies that will be affected less by a possible rise in interest rates. These are the kind of companies that Iman Fund seeks to invest in. Several factors mentioned above contribute to our positive outlook for the U.S. stock market for the coming year, though we are somewhat concerned about the effect of a probable gradual increase in interest rates on the economy and especially on the housing market. Housing affordability might be adversely affected also by firming of home prices. However, many believe higher interest rates might, on the other hand, cause bond investors to flee bonds (bond prices go down with higher interest rates) and switch to stocks pushing stock prices even higher, especially if corporate earnings continue to improve with the improving economy.

A basic tenet of successful investing is to invest for the long run; riding out the markets’ inevitable ups and downs rather than selling into panic or chasing the hottest fad. Patience also affords the benefits of compounding, lower transaction cost, and reduced taxes.  Diversification is of utmost importance (your Fund’s holdings include more than 130 stocks.)  Another tenet is investing regularly, which can help lower the average cost of your purchases. Investing a fixed sum of money each month or quarter ensures that you won’t purchase all of your shares at market highs. This strategy, known as dollar cost averaging, helps in taking out the “emotion” from investing, and it helps shareholders avoid irrational panics. No method can eliminate risk totally, but prudent strategies can considerably decrease the impact of short-term declines.

We thank you for entrusting your hard-earned money with us. We promise to continue to work hard to maintain your worthy trust.

Bassam Osman
President, Iman Fund

IMAN FUND

Past performance is not a guarantee of future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of July 2013, are subject to change and any forecasts made cannot be guaranteed and should not be considered investment advice.

Mutual Fund investing involves risk; principal loss is possible.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Historically, the Advisor believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions.  Investments in smaller companies involve additional risk, such as limited liquidity and greater volatility.

The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The Dow Jones Islamic Market World - Ex US Index is a diversified compilation of non-U.S. global equity securities considered by Dow Jones to be in compliance with Islamic principles.  The performance of the Dow Jones Islamic Market USA Index and the Dow Jones Islamic Market World - Ex US Index do not include the reinvestment of dividends.  The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Diversification does not assure a profit or protect against loss in a declining market.

Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities.  The investor should consider his/her financial ability to continue purchases through periods of low price levels.  Such a plan does not assure a profit and does not protect against loss in declining markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments included in this report.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/12 - 5/31/13).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/12	5/31/13	12/1/12 - 5/31/13*
Actual	$1,000.00	$1,112.47	$7.95
Hypothetical (5% return before expenses)	1,000.00	1,017.40	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2013 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2003 to May 31, 2013
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2003 and held through May 31, 2013.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure U.S. markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

	Six	One	Five	Ten
Average Annual Total Return as of May 31, 2013	Months	Year	Years	Years
Iman Fund	12.00%	19.64%	1.28%	6.14%
Dow Jones Islamic Market USA Index*	12.87%	20.83%	3.90%	6.98%
Russell 3000 Growth Index**	14.48%	23.17%	6.39%	7.91%

*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  The performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.

**
The Russell 3000 Growth Index takes the largest 3,000 U.S. companies based on market capitalization and measures the performance of those with higher price-to-book ratios and higher forecasted growth values.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2013
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.6%

	AEROSPACE PRODUCT & PARTS
	MANUFACTURING - 1.8%
10,200	Honeywell International, Inc.	$800,292

	AGRICULTURE, CONSTRUCTION
	& MINING MACHINERY
	MANUFACTURING - 1.6%
6,500	Alamo Group Inc.	276,250
9,100	The Toro Co.	433,706
		709,956

	AIR FREIGHT & LOGISTICS - 0.6%
3,200	United Parcel Service, Inc.
	(UPS) - Class B	274,880

	ANIMAL SLAUGHTERING
	& PROCESSING - 1.1%
7,300	Sanderson Farms, Inc.	503,116

	APPAREL KNITTING MILLS - 0.3%
4,900	Zumiez, Inc. (a)	155,918

	AUTOMOTIVE REPAIR &
	MAINTENANCE - 0.2%
1,700	Monro Muffler Brake, Inc.	79,934

	BASIC CHEMICAL
	MANUFACTURING - 0.5%
2,400	Westlake Chemical Corp.	224,160

	BUILDING MATERIAL
	& SUPPLIES DEALERS - 1.1%
6,200	Fastenal Co.	323,516
2,400	The Home Depot, Inc.	188,784
		512,300

	BUSINESS SUPPORT
	SERVICES - 0.4%
5,500	Team, Inc. (a)	198,385

	CEMENT &
	CONCRETE PRODUCT
	MANUFACTURING - 0.2%
1,400	Eagle Materials, Inc.	103,250

	CHEMICAL & ALLIED
	PRODUCTS MERCHANT
	WHOLESALERS - 0.7%
4,200	Acuity Brands, Inc.	315,294

	CLOTHING STORES - 3.0%
29,500	Aeropostale, Inc. (a)	430,995
7,400	ANN INC. (a)	227,032
10,100	Francesca’s Holdings Corp. (a)	288,355
8,400	The TJX Companies, Inc.	425,124
		1,371,506

	COMMERCIAL & SERVICE
	INDUSTRY MACHINERY
	MANUFACTURING - 0.9%
3,600	3D Systems Corp. (a)	174,672
5,900	Copart, Inc. (a)	202,901
		377,573

	COMMUNICATIONS EQUIPMENT
	MANUFACTURING - 4.3%
18,000	Arris Group Inc. (a)	272,340
42,400	Cisco Systems, Inc.	1,020,992
4,900	Motorola Solutions, Inc.	284,004
5,800	QUALCOMM, Inc.	368,184
		1,945,520
	COMPUTER &
	PERIPHERAL EQUIPMENT
	MANUFACTURING - 2.8%
1,700	Apple Inc.	764,456
3,900	Aruba Networks, Inc. (a)	58,266
4,500	Fusion-io Inc. (a)	65,115
1,800	International Business
	Machines Corp. (IBM)	374,436
		1,262,273
	COMPUTER SYSTEMS DESIGN
	& RELATED SERVICES - 2.6%
2,900	Cerner Corp. (a)	285,012
31,100	Convergys Corp.	565,087
6,900	VeriSign (a)	324,576
		1,174,675

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2013
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.6% (CONTINUED)

	CUT & SEW APPAREL
	MANUFACTURING - 2.0%
1,800	Carter’s, Inc. (a)	$129,726
11,100	Guess?, Inc.	352,758
5,200	Lululemon Athletica Inc. (a)	404,612
		887,096
	DATA PROCESSING, HOSTING
	& RELATED SERVICES - 0.8%
7,000	Red Hat, Inc. (a)	337,610

	DRUGS & DRUGGISTS’
	SUNDRIES MERCHANT
	WHOLESALERS - 0.5%
2,700	The Procter & Gamble Co.	207,252

	ELECTRONIC SHOPPING &
	MAIL-ORDER HOUSES - 0.7%
1,200	Amazon.com, Inc. (a)	322,836

	ELECTRONICS & APPLIANCE
	STORES - 0.6%
9,500	Aaron’s, Inc.	266,855

	ENGINE, TURBINE & POWER
	TRANSMISSION EQUIPMENT
	MANUFACTURING - 1.2%
4,600	Cummins, Inc.	550,298

	FREIGHT TRANSPORTATION
	ARRANGEMENT - 2.2%
5,700	C.H. Robinson Worldwide, Inc.	323,133
7,000	FedEx Corp.	674,380
		997,513
	FULL-SERVICE
	RESTAURANTS - 0.6%
7,600	AFC Enterprises, Inc. (a)	277,096

	GENERAL FREIGHT
	TRUCKING - 0.6%
16,400	Knight Transportation, Inc.	281,096

	GRAIN & OILSEED
	MILLING - 1.0%
10,500	Unilever NV -
	NY Reg. Shares - ADR (b)	428,190

	GROCERY STORES - 0.8%
6,800	United Natural Foods, Inc. (a)	359,856

	HOUSEHOLD & INSTITUTIONAL
	FURNITURE AND
	KITCHEN CABINET
	MANUFACTURING - 0.8%
15,800	Pier 1 Imports, Inc.	366,402

	INDUSTRIAL MACHINERY
	MANUFACTURING - 0.2%
1,000	ASML Holding N.V. - ADR (b)	81,270

	INFORMATION SERVICES - 3.0%
1,550	Google Inc. (a)	1,349,136

	INTERNET SERVICES - 0.3%
2,800	eBay Inc. (a)	151,480

	MACHINERY, EQUIPMENT
	& SUPPLIES MERCHANT
	WHOLESALERS - 1.1%
10,500	Applied Industrial Technologies, Inc.	504,735

	MANAGEMENT, SCIENTIFIC &
	TECHNICAL CONSULTING
	SERVICES - 2.0%
21,500	Salesforce.com, Inc. (a)	910,095

	MEDICAL EQUIPMENT &
	SUPPLIES MANUFACTURING - 4.6%
9,100	3M Co.	1,003,457
2,300	Baxter International Inc.	161,759
2,500	C.R. Bard, Inc.	257,725
1,000	Edwards Lifesciences Corp. (a)	66,460
4,700	Stryker Corp.	312,033
3,400	Zimmer Holdings, Inc.	266,934
		2,068,368

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2013
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.6% (CONTINUED)

	METAL ORE MINING - 1.0%
4,600	Agnico-Eagle Mines Ltd. (b)	$147,246
7,600	Franco-Nevada Corp. (b)	317,148
		464,394

	MOTOR VEHICLE
	BODY & TRAILER
	MANUFACTURING - 1.2%
4,000	CLARCOR Inc.	216,960
5,200	Lear Corp.	311,896
		528,856

	MOTOR VEHICLE PARTS
	MANUFACTURING - 0.6%
5,200	Sun Hydraulics Corp.	168,740
1,100	WABCO Holdings, Inc. (a)	82,962
		251,702

	NAVIGATIONAL, MEASURING,
	ELECTROMEDICAL &
	CONTROL INSTRUMENTS
	MANUFACTURING - 4.4%
2,000	Agilent Technologies, Inc.	90,900
7,700	ArthroCare Corp. (a)	261,261
6,400	Cyberonics, Inc. (a)	305,344
1,000	Danaher Corp.	61,820
4,500	Geospace Technologies Corp. (a)	390,870
14,300	ION Geophysical Corp. (a)	91,377
12,000	Masimo Corp.	259,800
3,700	MTS Systems Corp.	223,332
11,600	Rofin-Sinar Technologies, Inc (a)	310,416
		1,995,120

	OFFICE ADMINISTRATIVE
	SERVICES - 0.5%
4,300	Gartner, Inc. (a)	243,423
	OIL & GAS EXTRACTION - 2.0%
3,800	Cimarex Energy Co.	266,532
2,200	Helmerich & Payne, Inc.	135,828
5,600	Occidental Petroleum Corp.	515,592
		917,952

	OTHER ELECTRICAL
	EQUIPMENT & COMPONENT
	MANUFACTURING - 3.3%
21,100	Emerson Electric Co.	1,212,406
5,400	EnerSys (a)	269,082
		1,481,488

	OTHER FABRICATED
	METAL PRODUCT
	MANUFACTURING - 0.7%
3,100	Parker Hannifin Corp.	309,256

	OTHER GENERAL
	MERCHANDISE STORES - 1.8%
21,100	Fred’s, Inc. - Class A	334,646
4,400	O’Reilly Automotive, Inc. (a)	479,204
		813,850
	OTHER GENERAL
	PURPOSE MACHINERY
	MANUFACTURING - 2.7%
1,200	Flowserve Corp.	201,756
7,000	The Gorman-Rupp Co.	204,820
9,500	Graco, Inc.	612,275
1,600	Roper Industries Inc.	198,752
		1,217,603

	OTHER MISCELLANEOUS
	MANUFACTURING - 0.7%
5,800	Pool Corp.	298,410

	OTHER PROFESSIONAL,
	SCIENTIFIC & TECHNICAL
	SERVICES - 0.5%
2,100	IHS, Inc. (a)	220,773

	OUTPATIENT
	CARE CENTERS - 0.4%
6,700	U.S. Physical Therapy, Inc.	188,270

	PESTICIDE, FERTILIZER & OTHER
	AGRICULTURAL CHEMICAL
	MANUFACTURING - 0.9%
4,000	Monsanto Co.	402,560

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2013
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.6% (CONTINUED)

	PETROLEUM & COAL
	PRODUCTS
	MANUFACTURING - 2.4%
12,100	Exxon Mobil Corp.	$1,094,687

	PHARMACEUTICAL
	& MEDICINE
	MANUFACTURING - 9.2%
1,400	Allergan, Inc.	139,286
7,600	Ariad Pharmaceuticals, Inc. (a)	139,384
5,000	BioMarin Pharmaceutical Inc. (a)	313,500
5,400	Bristol-Myers Squibb Co.	248,454
7,900	Gilead Sciences, Inc. (a)	430,392
2,000	IDEXX Laboratories, Inc. (a)	164,880
14,300	Johnson & Johnson	1,203,774
1,500	Mead Johnson Nutrition Co.	121,605
1,800	Merck & Co., Inc.	84,060
700	Novo Nordisk A/S - ADR (b)	112,770
1,500	Onyx Pharmaceuticals, Inc. (a)	143,175
8,500	Sanofi - ADR (b)	451,265
7,000	Vertex Pharmaceuticals Inc. (a)	562,170
		4,114,715

	POULTRY & EGG
	PRODUCTION - 0.9%
8,700	Cal-Maine Foods, Inc.	389,238

	PROFESSIONAL &
	COMMERCIAL EQUIPMENT &
	SUPPLIES MERCHANT
	WHOLESALERS - 0.5%
2,300	Henry Schein, Inc. (a)	221,467

	PULP, PAPER &
	PAPERBOARD MILLS - 0.8%
7,900	Schweitzer-Mauduit International, Inc.	379,674

	RAIL TRANSPORTATION - 0.5%
1,500	Union Pacific Corp.	231,930

	ROAD & RAIL - 1.0%
18,500	Werner Enterprises, Inc.	463,055

	SCIENTIFIC RESEARCH &
	DEVELOPMENT
	SERVICES - 1.7%
2,700	Alexion Pharmaceuticals, Inc. (a)	263,358
5,300	Babcock & Wilcox Co.	157,304
3,200	Covance, Inc. (a)	238,656
4,200	Incyte Corp. (a)	93,114
		752,432

	SEMICONDUCTOR &
	SEMICONDUCTOR
	EQUIPMENT - 0.3%
5,900	Intel Corp.	143,252

	SEMICONDUCTOR & OTHER
	ELECTRONIC COMPONENT
	MANUFACTURING - 5.2%
3,400	Cavium, Inc. (a)	111,384
13,300	Cirrus Logic, Inc. (a)	242,725
9,700	Cree, Inc. (a)	604,795
18,000	Daktronics, Inc.	184,860
15,600	JDS Uniphase Corp. (a)	212,472
6,300	Microchip Technology Inc.	229,824
18,900	NVIDIA Corp.	273,861
9,900	Tyco International Ltd. (b)	334,719
3,600	Xilinx, Inc.	146,340
		2,340,980

	SOAP, CLEANING COMPOUND
	& TOILET PREPARATION
	MANUFACTURING - 0.8%
4,300	Tupperware Brands Corp.	348,214

	SOFTWARE PUBLISHERS - 4.9%
11,000	Aspen Technology, Inc. (a)	336,820
1,700	Catamaran Corp. (a) (b)	83,674
4,000	Intuit Inc.	233,760
6,100	Manhattan Associates, Inc. (a)	457,683
25,000	Microsoft Corp.	872,000
7,300	Oracle Corp.	246,448
		2,230,385

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2013
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 99.6% (CONTINUED)

	SPORTING GOODS,
	HOBBY & MUSICAL
	INSTRUMENT STORES - 0.6%
4,700	Hibbett Sports, Inc. (a)	$268,041

	SUPPORT ACTIVITIES FOR
	CROP PRODUCTION - 1.1%
18,200	Fresh Del Monte Produce Inc. (b)	487,214

	SUPPORT ACTIVITIES
	FOR MINING - 2.3%
7,600	Halliburton Co.	318,060
30,200	RPC, Inc.	380,218
4,900	Schlumberger Ltd. (b)	357,847
		1,056,125
	TEXTILE, APPAREL &
	LUXURY GOODS - 0.2%
1,200	NIKE, Inc. - Class B	73,992

	TRADING COMPANIES &
	DISTRIBUTORS - 0.5%
800	W.W. Grainger, Inc.	205,952

	VENTILATION, HEATING,
	AIR-CONDITIONING &
	COMMERCIAL REFRIGERATION
	EQUIPMENT MANUFACTURING - 1.1%
13,700	Donaldson Co., Inc.	513,887
	TOTAL COMMON STOCKS
	(Cost $39,653,418)	45,005,113
	Total Investments
	(Cost ($39,653,418) - 99.6%	45,005,113
	Other Assets in
	Excess of Liabilities - 0.4%	201,557
	TOTAL NET ASSETS - 100.0%	$45,206,670

ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2013

Assets:
Investments, at value (cost $39,653,418)	$45,005,113
Cash	323,355
Receivable for capital shares sold	650
Income Receivable	80,540
Other assets	18,733
Total Assets	45,428,391

Liabilities:
Payable for investments purchased	82,972
Payable to Advisor (Note 3)	37,267
Payable for professional fees	21,249
Payable to Trustees	11,500
Accrued expenses and other liabilities	68,733
Total Liabilities	221,721
Net Assets	$45,206,670

Net assets consist of:
Paid-in capital	$39,542,308
Accumulated net investment loss	(147,227)
Accumulated net realized gain on investments	459,894
Net unrealized appreciation on investments	5,351,695
Net Assets	$45,206,670
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	4,526,232
Net asset value, redemption price and offering price per share	$9.99

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2013

Investment income:
Dividend income (Net of foreign withholding tax of $6,081)	$496,681
Total investment income	496,681

Expenses:
Advisory fees (Note 3)	403,074
Transfer agent fees and expenses	44,861
Legal fees	44,506
Administration fees	44,051
Fund accounting fees	37,608
Federal and state registration fees	25,100
Audit fees	13,251
Trustees’ fees and related expenses	13,002
Reports to shareholders	7,850
Custody fees	6,007
Other expenses	1,582
Total expenses	640,892
Net investment loss	(144,211)

Realized and unrealized gain on investments:
Net realized gain from security transactions	2,994,853
Change in net unrealized appreciation/depreciation on investments	4,371,070
Realized and unrealized gain on investments	7,365,923
Net increase in net assets from operations	$7,221,712

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2013	May 31, 2012
From operations:
Net investment loss	$(144,211)	$(219,553)
Net realized gain (loss) on investments	2,994,853	(731,025)
Change in net unrealized appreciation/depreciation on investments	4,371,070	(1,257,535)
Net increase (decrease) in net assets from operations	7,221,712	(2,208,113)

From capital share transactions:
Proceeds from sale of shares	5,293,558	5,450,983
Payments for shares redeemed	(3,431,560)	(2,031,725)
Net increase in net assets from capital share transactions	1,861,998	3,419,258

Total increase in net assets	9,083,710	1,211,145

Net assets:
Beginning of period	36,122,960	34,911,815
End of period (includes accumulated net investment loss of
$147,227 and $110,761, respectively)	$45,206,670	$36,122,960

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.35	$8.97	$6.91	$5.92	$9.70

Income (loss) from investment operations:
Net investment loss(1)	(0.03)	(0.05)	(0.05)	(0.02)	(0.02)
Net realized and unrealized gains (losses)
on investments	1.67	(0.57)	2.11	1.01	(3.57)
Total from investment operations	1.64	(0.62)	2.06	0.99	(3.59)

Less distributions paid:
From net realized gain on investments	—	—	—	—	(0.19)
Total distributions paid	—	—	—	—	(0.19)

Net asset value, end of period	$9.99	$8.35	$8.97	$6.91	$5.92

Total return	19.64%	(6.91)%	29.81%	16.72%	(36.86)%

Net assets at end of period (000’s)	$45,207	$36,123	$34,912	$27,713	$24,717

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.59%	1.74%	1.75%	1.71%	1.72%
After waiver and expense reimbursement	1.59%	1.74%	1.75%	1.71%	1.72	%(2)

Ratio of net investment loss to average net assets:
Before expense reimbursement	(0.36)%	(0.65)%	(0.65)%	(0.23)%	(0.33)%
After expense reimbursement	(0.36)%	(0.65)%	(0.65)%	(0.23)%	(0.33	)%(2)
Portfolio turnover rate	109.5%	96.9%	169.3%	177.5%	108.7%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Effective October 1, 2008, the Fund no longer has an Expense Waiver Agreement in place.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2013

1.Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc.  (“AAA” or the “Advisor”), a Delaware corporation, serves as investment advisor to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose prices the Fund’s Advisor anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Advisor in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2013.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under direction of the Board of Trustees.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2013

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2013

markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics, and other factors.  These inputs can be either observable or unobservable.  The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment or similar investments in the marketplace.  The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment’s fair value.  The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations.  During these periods, the availability of prices and inputs may be reduced for many investments.  This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3.  These models rely on one or more significant unobservable inputs and/or significant assumptions by the Advisor.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$45,005,113	$—	$—	$45,005,113
Total*	$45,005,113	$—	$—	$45,005,113

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2010 through May 31, 2013.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2013

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.  At May 31, 2013, the Fund had no accumulated net realized capital loss carryforwards.  For the year ended May 31, 2013, the Fund utilized prior years’ capital losses in the amount of $2,017,271.

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$39,672,187
Gross tax unrealized appreciation	$6,158,308
Gross tax unrealized depreciation	(825,382)
Net tax unrealized appreciation	$5,332,926
Undistributed ordinary income	—
Undistributed long-term capital gain	476,198
Total distributable earnings	$476,198
Other accumulated losses	(144,762)
Total accumulated gain	$5,664,362

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  The Fund deferred, on a tax basis, a post-December late-year loss of $144,762 for the fiscal year ended May 31, 2013.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

No distributions were paid for the year ended May 31, 2012 or the year ended May 31, 2013.

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2013, undistributed net investment income was increased by $107,745; and paid in capital was decreased by $107,745.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Recent Accounting Pronouncement:  In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11.  Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepared in accordance with IFRS.  This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”).  Specifically, the ASU requires reporting entities to present separately for assets and liabilities. a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2013

enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c).  The effective date of the ASU is for interim and annual periods beginning on or after January 1. 2013.  There is no impact of the ASU on the financial statements of the Fund for the year ended May 31, 2013.

Subsequent Events:  In preparing these financial statements, management has performed an evaluation of subsequent events after May 31, 2013 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

3.Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

Effective October 1, 2006 through September 30, 2008, the Advisor contractually agreed to waive or reimburse the Fund if the aggregate annual operating expenses exceeded 1.70% of average net assets.  Effective October 1, 2008, the Expense Waiver Agreement is no longer in place.

For the year ended May 31, 2013, the Fund had advisory expenses of $403,074 and at May 31, 2013, the Fund had $37,267 payable to the Advisor.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Advisor.

4.Capital Share Transactions

Capital Share Transactions of the Fund for the year ended May 31, 2013, were as follows:

	Amount	Shares
Shares sold	$5,293,558	576,444
Shares redeemed	(3,431,560)	(375,071)
Net increase	$1,861,998	201,373

Shares Outstanding
Beginning of period		4,324,859
End of period		4,526,232

Capital Share Transactions of the Fund for the year ended May 31, 2012, were as follows:

	Amount	Shares
Shares sold	$5,450,983	675,326
Shares redeemed	(2,031,725)	(240,750)
Net increase	$3,419,258	434,576

Shares Outstanding
Beginning of period		3,890,283
End of period		4,324,859

5.Securities Transactions

During the year ended May 31, 2013, the cost of purchases and proceeds from sales of investment securities, other than short-term investments were $45,774,552 and $43,937,084, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2013, the North American Islamic Trust (“NAIT”) held 68.0% of the Fund. NAIT is the parent company of the Advisor.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Iman Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Iman Fund (the “Fund”), as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Iman Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 29, 2013

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Advisor”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement.  The Board received and reviewed a substantial amount of information provided by the Advisor and third parties in response to the Board’s requests.  Based on its evaluation of the information provided, the Board, at a meeting held April 15, 2013, approved continuation of the investment advisory contract for a period through June 29, 2014.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Advisor’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Advisor throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund, and the Advisor’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Advisor to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Advisor.

2.  Investment Performance of the Fund and the Advisor
In considering the performance of the Fund and the Advisor, the Board compared the Fund’s performance with that of a universe of more than 1,000 U.S. large cap mutual funds, as determined by Morningstar, an independent data service provider.  The performance data was for one, five and ten year periods ended March 31, 2013.  The Board also compared the Fund’s performance for the three month and one, three, five and ten year periods ended December 31, 2012 with that of three benchmark indices:  the Dow Jones Islamic Market USA Index (the “DJI”), the S&P 500 Index (the “S&P”) and the Russell 3000 Growth Index (the “Russell”).  In addition, the Board also compared the Fund’s performance for the three month, six month and one year periods ended March 31, 2013 with three other mutual funds that follow Islamic principles.

The Board considered that the Fund had underperformed the DJI, the S&P and the Russell for the one, three, five and ten year periods ended December 31, 2012, except that the Fund outperformed the DJI for the one-year period.  The Board considered that the Fund had outperformed one of the Islamic principles peer funds for the three month, six month and one year periods ended March 31, 2013, underperformed another of the Islamic peer funds for the three month and six month periods but outperformed for the one year period ended March 31, 2013 and underperformed its other Islamic principles peer fund for the same time periods.  The Board also reviewed the Fund’s performance against its peer universe, noting that the Fund had underperformed its peer universe median for the one, five and ten year periods.  The Board then discussed the principal reasons for the Fund’s underperformance in various periods.  During this discussion it was noted that, unlike other funds in the peer universe, the Fund does not invest in securities of financial institutions because of its faith-based investment restrictions.  Thus, the Fund’s lack of exposure to this sector caused it to underperform versus its peer universe.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Advisor’s investment management of the Fund.

3.  Costs of Services and Profits Realized by the Advisor
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Advisor’s management fees, as a percentage of net assets, were at the breakpoint between the third and fourth quartiles of comparable funds, significantly higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

In addition, the Board considered the Advisor’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board also considered the financial condition of the Advisor and the losses incurred by the Advisor.  The Board also considered the Advisor’s ability to repay its parent company for a promissory note agreed upon on December 31, 2003.  The Board asked the Advisor whether the representation from the parent company indicating that the parent company would not call the note in the near future was still in effect.  The Advisor affirmed that this was still the case.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund also were reasonable.

4.  Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted that because the Advisor was operating at a loss and had a cumulative deficit, a discussion of economies of scale was not applicable with respect to the management fee received by the Advisor.

5.  Other Benefits to the Advisor
The Board considered benefits that accrue to the Advisor from its relationship with the Fund.  The Board noted that the Advisor did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below.  Each Trustee will serve until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal.  The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 721 Enterprise Drive, Suite 100,

Oak Brook, IL  60523.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Date First	Complex	during the past	Directorships
Position with Trust	Elected	Overseen	5 years	by Trustee

Bassam Osman*, 62	2000	1	1980 to present –	None
721 Enterprise Drive, Suite 100			Medical Doctor;
Oak Brook, IL 60523			2000 to present –
Trustee and President			Portfolio Manager
to the Fund

Abdalla Idris Ali, 64	2000	1	2011 to present –	None
721 Enterprise Drive, Suite 100			Secretary General of
Oak Brook, IL 60523			“ISNA Canada”; 2009 to
Independent Trustee			2011 – Deputy Secretary
General of ISNA Canada;
2007 to 2009 – Director,
Center for Islamic Education
in North America (CIENA)

Mohammed Kaiseruddin, 69	Chairperson	1	1973 to present –	None
721 Enterprise Drive, Suite 100	since 2006 and		Nuclear Engineer,
Oak Brook, IL 60523	Independent		Sargent & Lundy
Chairperson and	Trustee
Independent Trustee	since 2000

Muhammad Kudaimi, 57	2009	1	1988 to present –	None
721 Enterprise Drive, Suite 100			Medical Doctor
Oak Brook, IL 60523
Independent Trustee

Mohammad Basheeruddin, 63	Treasurer	1	2001 to present –	N/A
721 Enterprise Drive, Suite 100	since 2003 and		Accounting Manager,
Oak Brook, IL 60523	Chief Compliance		North American
Treasurer and	Officer		Islamic Trust
Chief Compliance Officer	since 2008

Mujeeb Cheema, 65	2003	1	2003 to present –	N/A
721 Enterprise Drive, Suite 100			Executive Director,
Oak Brook, IL 60523			North American
Secretary			Islamic Trust

*
This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust and is a director and officer of Allied Asset Advisors, Inc.

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2013 (Unaudited)

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”)

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

INVESTMENT ADVISOR
Allied Asset Advisors, Inc.
Oak Brook, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
Cleveland, Ohio

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
K&L Gates LLP
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about the Fund, including charges and expenses. The principal value of your investment will fluctuate and your shares may be worth less than your original cost. Quasar Distributors, LLC is the Distributor for the Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/2012
Audit Fees	13,250	13,250
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	–	–
Registrant’s Investment Adviser	–	–

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By   /s/Bassam Osman
Bassam Osman, President

Date    August 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/Bassam Osman
Bassam Osman, President

Date    August 7, 2013

By    /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date    August 7, 2013